Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund	September 30, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 129.2% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
GIP Blue Holding LP 8.174% (LIBOR03M + 4.500%) due 09/29/2028 ~	$1,448	$1,430
Intelsat Jackson Holdings SA 7.445% due 02/01/2029	412	388

Total Loan Participations and Assignments (Cost $1,838)		1,818

CORPORATE BONDS & NOTES 9.8%
BANKING & FINANCE 0.7%
BNP Paribas SA 7.750% due 08/16/2029 •(d)(e)	3,900	3,609
Curo Group Holdings Corp. 7.500% due 08/01/2028	1,200	590
Midcap Financial Issuer Trust 5.625% due 01/15/2030	1,000	767

		4,966

INDUSTRIALS 6.8%
America Movil SAB de CV 5.375% due 04/04/2032 (k)	5,000	4,311
American Airlines Pass-Through Trust
3.375% due 11/01/2028	65	54
3.700% due 04/01/2028	240	205
Chesapeake Energy Corp.
5.500% due 02/01/2026 (k)	2,600	2,493
5.875% due 02/01/2029 (k)	3,450	3,204
CQP Holdco LP 5.500% due 06/15/2031 (k)	2,800	2,374
EQM Midstream Partners LP
4.500% due 01/15/2029 (g)(k)	1,800	1,453
7.500% due 06/01/2030 (g)(k)	2,100	1,988
EQT Corp. 7.000% due 02/01/2030 (k)	2,700	2,793
Hess Midstream Operations LP 4.250% due 02/15/2030 (g)(k)	1,250	1,012
Howard Midstream Energy Partners LLC 6.750% due 01/15/2027 (k)	200	178
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)	1,547	1,319
Legends Hospitality Holding Co. LLC 5.000% due 02/01/2026	2,900	2,498
MPH Acquisition Holdings LLC 5.750% due 11/01/2028	3,000	2,259
Nabors Industries, Inc. 7.375% due 05/15/2027 (k)	200	185
Northriver Midstream Finance LP 5.625% due 02/15/2026 (k)	4,000	3,734
NuStar Logistics LP 6.000% due 06/01/2026 (f)(k)	3,000	2,753
Parkland Corp. 4.625% due 05/01/2030 (k)	3,000	2,437
Range Resources Corp. 4.750% due 02/15/2030 (k)	2,600	2,260
Shelf Drilling North Sea Holdings Ltd. 10.250% due 10/31/2025	1,400	1,383
Studio City Co. Ltd. 7.000% due 02/15/2027	200	167
Sunoco LP
4.500% due 05/15/2029 (f)	3,000	2,494
4.500% due 04/30/2030 (f)	3,000	2,457
USA Compression Partners LP 6.875% due 09/01/2027 (f)(k)	2,500	2,276
Venture Global Calcasieu Pass LLC 3.875% due 11/01/2033	4,200	3,274

		49,561

UTILITIES 2.3%
Antero Midstream Partners LP 7.875% due 05/15/2026 (g)(k)	1,900	1,912

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2022 (Unaudited)

Comstock Resources, Inc. 6.750% due 03/01/2029 (k)	2,350	2,173
Crestwood Midstream Partners LP 6.000% due 02/01/2029 (f)(k)	2,450	2,196
CrownRock LP 5.000% due 05/01/2029 (k)	2,100	1,858
Genesis Energy LP 8.000% due 01/15/2027 (f)	5,500	4,833
Tallgrass Energy Partners LP 6.000% due 12/31/2030 (g)	4,000	3,411

		16,383

Total Corporate Bonds & Notes (Cost $81,536)		70,910

U.S. TREASURY OBLIGATIONS 24.8%
U.S. Treasury Notes
1.125% due 10/31/2026 (k)	202,000	179,141

Total U.S. Treasury Obligations (Cost $200,645)		179,141

	SHARES
COMMON STOCKS 68.0%
CONSUMER DISCRETIONARY 1.4%
Rivian Automotive, Inc. (a)	303,188	9,978

ENERGY 64.7%
Antero Midstream Corp.	719,000	6,601
Antero Resources Corp. (a)	146,000	4,457
Cheniere Energy, Inc.	307,000	50,934
Chesapeake Energy Corp.	358,750	33,798
ConocoPhillips	78,500	8,034
Devon Energy Corp.	182,800	10,992
Diamondback Energy, Inc.	109,450	13,184
DT Midstream, Inc. (a)	284,000	14,737
Enbridge, Inc.	511,000	18,948
EnLink Midstream LLC	1,549,700	13,777
EOG Resources, Inc.	69,500	7,765
EQT Corp.	471,050	19,195
Equitrans Midstream Corp.	2,046,420	15,307
Hess Midstream LP 'A' (h)	375,649	9,587
Marathon Oil Corp.	253,000	5,713
Occidental Petroleum Corp.	173,383	10,654
ONEOK, Inc.	280,900	14,393
Pembina Pipeline Corp.	507,100	15,404
Pioneer Natural Resources Co.	114,000	24,685
Plains GP Holdings LP 'A' (h)	2,055,000	22,420
Range Resources Corp.	120,800	3,051
Targa Resources Corp.	595,000	35,902
TC Energy Corp.	303,462	12,223
Venture Global LNG, Inc. «(a)(i)	3,473	61,104
Williams Cos., Inc.	1,189,100	34,044

		466,909

FINANCIALS 0.1%
Intelsat SA «(a)(i)	21,256	595

INDUSTRIALS 1.0%
AP Moller - Maersk AS 'B'	2,600	4,752
Array Technologies, Inc. (a)	156,400	2,593

		7,345

UTILITIES 0.8%
Orsted AS	22,300	1,785
ReNew Energy Global PLC (a)	674,400	4,060

		5,845

Total Common Stocks (Cost $363,172)		490,672

MASTER LIMITED PARTNERSHIPS 6.9%
ENERGY 6.9%
Crestwood Equity Partners LP	289,800	8,048
DCP Midstream LP	217,794	8,182
Energy Transfer LP	725,583	8,003
Enterprise Products Partners LP	181,787	4,323

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2022 (Unaudited)

Western Midstream Partners LP	287,668	7,238
Genesis Energy LP	342,020	3,147
Sunoco LP	273,719	10,667

Total Master Limited Partnerships (Cost $39,828)		49,608

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(a)	2,226	9

Total Rights (Cost $0)		9

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	2,226	11

Total Warrants (Cost $0)		11

PREFERRED SECURITIES 0.4%
BANKING & FINANCE 0.4%
Charles Schwab Corp. 4.000% due 12/01/2030 •(d)	3,800,000	2,820

Total Preferred Securities (Cost $3,002)		2,820

EXCHANGE-TRADED FUNDS 0.8%
Alerian MLP ETF	150,300	5,495

Total Exchange-Traded Funds (Cost $5,804)		5,495

REAL ESTATE INVESTMENT TRUSTS 2.1%
REAL ESTATE 2.1%
Apartment Income REIT Corp.	13,150	508
Apple Hospitality REIT, Inc.	77,000	1,083
Boston Properties, Inc.	14,700	1,102
Brandywine Realty Trust	74,300	502
Cousins Properties, Inc.	22,200	518
EPR Properties	8,900	319
Equity Residential	8,000	538
Gaming & Leisure Properties, Inc.	20,550	909
Healthcare Realty Trust, Inc.	19,250	401
Healthpeak Properties, Inc.	45,600	1,045
Highwoods Properties, Inc.	39,200	1,057
Hudson Pacific Properties, Inc.	90,800	994
Macerich Co.	64,400	511
Physicians Realty Trust	19,900	299
Piedmont Office Realty Trust, Inc. 'A'	50,100	529
Simon Property Group, Inc.	9,400	844
Spirit Realty Capital, Inc.	29,500	1,067
Ventas, Inc.	24,800	996
VICI Properties, Inc.	48,317	1,442
WP Carey, Inc.	5,900	412

Total Real Estate Investment Trusts (Cost $18,254)		15,076

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 16.2%
REPURCHASE AGREEMENTS (j) 14.4%		103,884

U.S. TREASURY BILLS 1.8%
2.425% due 10/04/2022 - 12/15/2022 (b)(c)(n)	$13,090	13,051

Total Short-Term Instruments (Cost $116,933)		116,935

Total Investments in Securities (Cost $831,012)		932,495

Total Investments 129.2% (Cost $831,012)		$932,495
Financial Derivative Instruments (l)(m) 1.6%(Cost or Premiums, net $12,526)		11,807
Other Assets and Liabilities, net (30.8)%		(222,436)

Net Assets 100.0%		$721,866

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2022 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.
(f)	Comprises of a debt issuance of a qualified publicly-traded partnership (“QPTP”).
(g)

As a result of the completion of a recent corporation action, common units of the previous QPTP are no longer publicly traded. The succeeding entity per the respective corporate action is treated as a Corporation for U.S. Tax purposes.

(h)	This Company is structured like a Master Limited Partnership, but is not treated as a QPTP for required regulated investment company (“RIC”) asset diversification purposes.
(i)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Intelsat SA	02/05/2020	$1,699	$595	0.08%
Venture Global LNG, Inc.	06/27/2019 - 09/07/2022	22,361	61,104	8.47

$24,060	$61,699	8.55%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(j)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BPS	2.850%	09/30/2022	10/03/2022	$58,300	U.S. Treasury Notes 1.250% due 11/30/2026	$(59,395)	$58,300	$58,314
FICC	1.150	09/30/2022	10/03/2022	1,187	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2023	(1,211)	1,187	1,187
GSC	2.950	09/30/2022	10/03/2022	19,700	U.S. Treasury Bonds 2.375% due 11/15/2049	(19,944)	19,700	19,702
NOM	2.970	09/30/2022	10/03/2022	4,600	U.S. Treasury Bonds 2.000% due 02/15/2050	(4,587)	4,600	4,601
SSB	1.150	09/30/2022	10/03/2022	20,097	U.S. Treasury Notes 1.875% due 06/30/2026(2)	(20,499)	20,097	20,097

Total Repurchase Agreements	$(105,636)	$103,884	$103,901

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements

BRC	2.900%	07/08/2022	10/14/2022	$(3,161)	$(3,183)
CIB	3.080	09/27/2022	10/18/2022	(120,586)	(120,648)
DEU	3.070	09/27/2022	10/04/2022	(2,848)	(2,849)
IND	3.050	09/22/2022	10/06/2022	(2,427)	(2,429)
3.070	09/23/2022	10/07/2022	(5,258)	(5,263)
3.070	09/26/2022	10/11/2022	(21,152)	(21,165)
NOM	3.400	09/23/2022	TBD(4)	(33,183)	(33,214)
RDR	3.010	09/02/2022	10/31/2022	(4,521)	(4,533)

Total Reverse Repurchase Agreements	$(193,284)

(k)	Securities with an aggregate market value of $196,381 and cash of $543 have been pledged as collateral under the terms of master agreements as of September 30, 2022.
(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2022 (Unaudited)

(3)

The average amount of borrowings outstanding during the period ended September 30, 2022 was $(197,069) at a weighted average interest rate of 2.213%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

California Carbon Allowance December Futures	12/2023	143	$4,120	$12	$41	$0
California Carbon Allowance Vintage December Futures	12/2022	399	10,673	(1,359)	107	0
Henry Hub Natural Gas April Futures	03/2024	19	205	(20)	1	0
Henry Hub Natural Gas August Futures	07/2024	20	223	(15)	1	0
Henry Hub Natural Gas December Futures	11/2024	20	257	20	1	0
Henry Hub Natural Gas February Futures	01/2024	18	247	33	3	0
Henry Hub Natural Gas January Futures	12/2023	20	284	47	4	0
Henry Hub Natural Gas July Futures	06/2024	20	221	(16)	1	0
Henry Hub Natural Gas June Futures	05/2024	19	206	(19)	1	0
Henry Hub Natural Gas March Futures	02/2024	20	251	14	2	0
Henry Hub Natural Gas May Futures	04/2024	20	214	(24)	1	0
Henry Hub Natural Gas November Futures	10/2024	19	226	1	1	0
Henry Hub Natural Gas October Futures	09/2024	20	226	(12)	1	0
Henry Hub Natural Gas September Futures	08/2024	19	211	(15)	0	0
WTI Crude December Futures	11/2022	152	11,965	(651)	0	(258)
WTI Crude December Futures	11/2023	101	7,036	(1,226)	0	(144)

$(3,230)	$165	$(402)

SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

Put Options Strike @ USD 80.000 on Brent Crude June 2023 Futures (1)	04/2023	63	$(834)	$(299)	$0	$(64)
WTI Crude December Futures	11/2022	152	(11,965)	3,515	258	0

$3,216	$258	$(64)

Total Futures Contracts	$(14)	$423	$(466)

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day USD-SOFR Compounded-OIS	1.000%	Annual	10/31/2026	$198,100	$12,526	$8,622	$21,148	$563	$0

Total Swap Agreements	$12,526	$8,622	$21,148	$563	$0

Cash of $8,713 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2022.
(1)	Future styled option.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2022	DKK	71,881	$9,717	$242	$0
BPS	11/2022	CAD	27,679	21,564	1,527	0
11/2022	$107	GBP	87	0	(9)
BRC	11/2022	GBP	137	$166	13	0
JPM	11/2022	$464	GBP	383	0	(37)
MYI	10/2022	9,313	DKK	71,895	164	0
11/2022	DKK	71,748	$9,313	0	(163)
SOG	11/2022	EUR	277	285	13	0
11/2022	$699	EUR	680	0	(31)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2022 (Unaudited)

TOR		11/2022	CAD	44,528		$34,585			2,351	0
UAG		11/2022	EUR	662		681			30	0
		11/2022		$1,671		EUR	1,624		0	(74)

Total Forward Foreign Currency Contracts								$4,340		$(314)

SWAP AGREEMENTS:
TOTAL RETURN SWAPS ON EQUITY INDICES
										Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Receive	AMNAX Index	22,364	3.518% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/09/2022	$13,949	$0	$146	$146	$0
	Receive	AMZX Index	17,622	3.715% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/30/2022	22,768	0	821	821	0
	Receive	AMNAX Index	22,556	3.700% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/21/2023	16,475	0	(2,154)	0	(2,154)
FAR	Receive	AMZX Index	12,312	3.168% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/09/2022	14,955	0	1,538	1,538	0
	Receive	AMZX Index	14,164	3.480% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/19/2023	18,398	0	669	669	0

								$0	$1,020	$3,174	$(2,154)

TOTAL RETURN SWAPS ON SECURITIES
										Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Receive	Aircastle Ltd.	15,450	3.330% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/07/2022	$774	$0	$(172)	$0	$(172)
	Receive	EPR Properties	19,300	3.330% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/07/2022	1,013	0	(294)	0	(294)
	Receive	Simon Property Group, Inc.	14,200	3.330% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/07/2022	1,768	0	(441)	0	(441)
	Receive	WP Carey, Inc.	8,100	3.330% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/07/2022	648	0	(64)	0	(64)
	Receive	Energy Transfer LP	700,000	3.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/04/2023	6,941	0	1,004	1,004	0
	Receive	MPLX LP	145,000	3.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/04/2023	4,740	0	(237)	0	(237)
	Receive	DCP Midstream LP	8,000	3.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	249	0	44	44	0
	Receive	Energy Transfer LP	1,143,495	3.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	11,412	0	1,565	1,565	0

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2022 (Unaudited)

	Receive	Enterprise Products Partners LP	702,000	3.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	17,073	0	90	90	0
	Receive	MPLX LP	412,000	3.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	13,633	0	(840)	0	(840)
	Receive	Plains All American Pipeline LP	335,000	3.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	3,893	0	(266)	0	(266)
	Receive	Western Gas Partners LP	270,000	3.630% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/11/2023	7,139	0	(155)	0	(155)
FAR	Receive	DCP Midstream LP	102,100	3.570% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/14/2022	2,978	0	1,159	1,159	0
	Receive	Plains All American Pipeline LP	706,000	3.570% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/14/2022	7,594	0	117	117	0
	Receive	Western Gas Partners LP	410,000	3.570% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/14/2022	8,981	0	1,904	1,904	0
	Receive	DCP Midstream LP	82,000	3.610% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	2,699	0	420	420	0
	Receive	Energy Transfer LP	1,131,421	3.610% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	11,518	0	1,326	1,326	0
	Receive	Enterprise Products Partners LP	670,000	3.610% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	16,871	0	(487)	0	(487)
	Receive	MPLX LP	318,000	3.610% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	10,523	0	(642)	0	(642)
	Receive	Plains All American Pipeline LP	152,000	3.610% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	1,646	0	2	2	0
	Receive	Western Gas Partners LP	216,550	3.610% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	5,336	0	273	273	0
GST	Receive	Plains All American Pipeline LP	170,000	3.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/16/2022	1,788	0	69	69	0
	Receive	Energy Transfer LP	938,239	3.680% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/18/2023	9,176	0	1,473	1,473	0
	Receive	Enterprise Products Partners LP	398,000	3.680% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/18/2023	9,317	0	417	417	0

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2022 (Unaudited)

	Receive	MPLX LP	399,000	3.680% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/18/2023	12,513	0	(117)	0	(117)
	Receive	Plains All American Pipeline LP	274,000	3.680% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/18/2023	2,770	0	200	200	0
	Receive	Western Gas Partners LP	117,425	3.680% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/18/2023	2,973	0	65	65	0
JPM	Receive	Gaming and Leisure Properties, Inc.	28,350	3.380% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	1,327	0	(32)	0	(32)
	Receive	Host Hotels & Resorts, Inc.	30,950	3.380% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	851	0	(191)	0	(191)
	Receive	Physicians Realty Trust	16,200	3.380% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	272	0	(23)	0	(23)
	Receive	Vici Properities, Inc.	23,597	3.380% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2023	644	0	74	74	0

								$0	$6,241	$10,202	$(3,961)

Total Swap Agreements								$0	$7,261	$13,376	$(6,115)

(n)

Securities with an aggregate market value of $684 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2022.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 09/30/2022

Investments in Securities, at Value
Loan Participations and Assignments						$0	$1,818	$0		$1,818
Corporate Bonds & Notes
Banking & Finance						0	4,966	0		4,966
Industrials						0	49,561	0		49,561
Utilities						0	16,383	0		16,383
U.S. Treasury Obligations						0	179,141	0		179,141
Common Stocks
Consumer Discretionary						9,978	0	0		9,978
Energy						405,805	0	61,104		466,909
Financials						0	0	595		595
Industrials						7,345	0	0		7,345
Utilities						5,845	0	0		5,845
Master Limited Partnerships
Energy						49,608	0	0		49,608
Rights
Financials						0	0	9		9
Warrants
Financials						0	0	11		11
Preferred Securities
Banking & Finance						0	2,820	0		2,820
Exchange-Traded Funds						5,495	0	0		5,495
Real Estate Investment Trusts
Real Estate						15,076	0	0		15,076
Short-Term Instruments
Repurchase Agreements						0	103,884	0		103,884
U.S. Treasury Bills						0	13,051	0		13,051

Total Investments						$499,152	$371,624	$61,719		$932,495

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared						423	563	0		986
Over the counter						0	17,716	0		17,716

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2022 (Unaudited)

$423	$18,279	$0	$18,702
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(466)	0	0	(466)
Over the counter	0	(6,429)	0	(6,429)

$(466)	$(6,429)	$0	$(6,895)

Total Financial Derivative Instruments	$(43)	$11,850	$0	$11,807

Totals	$499,109	$383,474	$61,719	$944,302

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2022:
Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2022(1)

Investments in Securities, at Value
Common Stocks
Energy	$50,334	$2,727	$0	$0	$0	$8,043	$0	$0	$61,104	$8,043
Financials	595	0	0	0	0	0	0	0	595	0
Rights
Financials	11	0	0	0	0	(2)	0	0	9	(2)
Warrants
Financials	11	0	0	0	0	0	0	0	11	0

Totals	$50,951	$2,727	$0	$0	$0	$8,041	$0	$0	$61,719	$8,041

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 09/30/2022	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Common Stocks
Energy	$61,104	Discounted Cash Flow/ Comp Multiple	Discount Rate/Multiple	%/%/%/ X/X/X	21.000/23.000/28.000/ 10.890/11.390/10.000	—
Financials	595	Indicative Market Quotation	Price	$28.000	—
Rights
Financials	9	Other Valuation Techniques(2)	—	—	—
Warrants
Financials	11	Other Valuation Techniques(2)	—	—	—

Total	$61,719

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

The PIMCO Cayman Commodity Fund IX, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the PIMCO Energy and Tactical Credit Opportunities Fund (the “Fund”) organized under the laws of the Cayman Islands, acts as investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Subsidiary was formed on December 14, 2018. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments. A subscription agreement was entered into between the Fund and the Subsidiary comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 4.3% of the Fund’s consolidated net assets.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for The Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing sources, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using such data reflecting the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Sources or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Source. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in

Notes to Financial Statements (Cont.)

markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value

The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International, Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	RDR	RBC Capital Markets LLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale Paris
CIB	Canadian Imperial Bank of Commerce	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank
FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

Currency Abbreviations:
CAD	Canadian Dollar	EUR	Euro	USD (or $)	United States Dollar
DKK	Danish Krone	GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
AMNAX	Alerian Midstream Energy Total Return Index	BRENT	Brent Crude	SOFR	Secured Overnight Financing Rate
AMZX	Alerian MLP Total Return Index	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
LIBOR	London Interbank Offered Rate	REIT	Real Estate Investment Trust	TBD	To-Be-Determined
OIS	Overnight Index Swap	TBA	To-Be-Announced	WTI	West Texas Intermediate